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                                                                EXHIBIT 99.1


                                  CONFIDENTIAL





                   Maidenform Worldwide, Inc. and Subsidiaries



                    February 1998 Financial Reporting Package

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                    February 1998 Financial Reporting Package

                                    Contents

Schedule                                                          Page
--------                                                          ----

February 1998 Month

             - Income Statement                                      1
             - Balance Sheet                                         2
             - Cash Flow Statement                                   3

February 1998 YTD

             - Income Statement                                      4
             - Cash Flow Statement                                   5

                Maidenform Worldwide, Inc. and Subsidiaries
                        February 1998 Income Statement
                               (in thousands)



                                                                Actual
                                                                ------

Net sales                                                    $     14,564
Cost of sales                                                      10,744
                                                             ------------

Gross profit                                                        3,820
    %                                                               26.2%

Operating expenses
    Design                                                            310
    General and administrative                                      1,189
    Advertising                                                       148
    Selling                                                         2,519
    Distribution                                                      894
                                                             ------------
    Total                                                           5,060
                                                             ------------

Loss before
    interest and taxes (EBIT)                                      (1,240)

Interest expense                                                      370
Reorganization cost                                                   152
Pretax loss                                                        (1,762)

Taxes                                                                  76
                                                             ------------
Net loss                                                     $     (1,838)
                                                             ------------
                                                             ------------
EBIT                                                               (1,240)

Depreciation                                                          438
                                                             ------------
EBITDAR                                                              (802)
                                                             ------------
Per covenant                                                 $     (1,200)
                                                             ------------
                                                             ------------


Subject to audit adjustments, including finalization on intangibles and restructuring charges.

                   Maidenform Worldwide, Inc. and Subsidiaries
                     Balance Sheet for the Period Indicated
                                 (in thousands)



                                                          February 1998
                                                          -------------


                                                               Actual
                                                               ------
ASSETS
Current assets
     Cash and cash equivalents                                $  6,229
     Accounts receivable, net                                   17,190
     Inventories, net                                           75,954
     Other current assets                                       10,195
                                                              --------
        Total current assets                                   109,568
Property, plant & equipment, net                                34,982
Other assets                                                    49,076
                                                              --------
     Total assets                                             $193,626
                                                              --------
                                                              --------

LIABILITIES
Current liabilities
     Liabilities not subject to compromise
       Current Liabilities:
          Accounts payable                                    $  8,423
          Accrued expenses                                      27,605
          Revolver                                               9,101
                                                              --------
               Total current liabilities                        45,129
     Liabilities subject to compromise                         242,556
     Other liabilities                                           2,428
                                                              --------
     Total liabilities                                         290,113
                                                              --------
                                                              --------
EQUITY
Stock                                                                5
Paid in capital                                                 40,899
Accumulated deficit                                          (129,738)
Year to date loss                                              (5,576)
Minimum pension liability adj.                                 (2,077)
                                                              --------
   Total  deficit                                             (96,487)
                                                              --------
                                                              --------
        Total liabilities and deficit                    $     193,626
                                                              --------
                                                              --------


Subject to audit adjustments, including finalization on intangibles and restructuring charges.

               Maidenform Worldwide, Inc. & Subsidiaries
              February 1998 Month Statement of Cash Flows
                            (in thousands)


                                                                       Actual
                                                                       ------
Operating Activities

Net loss                                                           $  (1,838)
Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                                       438
     Changes in operating assets and liabilities:
       Increase in accounts receivable                                (1,018)
       Increase in inventories                                        (1,073)
       Decrease in prepaid expenses and other assets                     245
       Increase in accounts payable, accrued expenses,
         taxes and sundry liabilities                                    238
                                                                    --------
Net cash used in operating activities                                 (3,008)
                                                                    --------

Investing activities
Additions to property, plant and equipment (Net)                         (11)
                                                                    --------
Net cash used in investing activities                                    (11)
                                                                    --------
Financing activities
Net Borrowings under revolving credit loans                            3,894
                                                                    --------
Net cash provided by financing activities                           $  3,894
                                                                    --------

Increase (Decrease) in cash                                         $    875
Cash at beginning of period                                            5,354
                                                                    --------
Cash at end of period                                               $  6,229
                                                                    --------
                                                                    --------

Subject to audit adjustments, including finalization on intangibles and restructuring charges.

                   Maidenform Worldwide, Inc. and Subsidiaries
                       February 1998 YTD Income Statement
                                 (in thousands)


                                                                 Actual
                                                                 ------
Net sales                                                   $    25,865
Cost of sales                                                    19,616
                                                             ----------

Gross profit                                                      6,249
  %                                                                24.2%

Operating expenses
   Design                                                           599
   General and administrative                                     2,411
   Advertising                                                      554
   Selling                                                        4,993
   Distribution                                                   1,832
                                                             ----------
   Total                                                         10,389
                                                             ----------
Loss before interest and taxes                                   (4,140)

Interest expense                                                    691
Reorganization cost                                                 650
                                                             ----------
Pretax loss                                                      (5,481)
Taxes                                                                95
                                                             ----------
Net loss                                                     $   (5,576)
                                                             ----------
                                                             ----------

Subject to audit adjustments, including finalization on intangibles and restructuring charges.

                    Maidenform Worldwide, Inc. & Subsidiaries
                    February 1998 YTD Statement of Cash Flows
                                 (in thousands)


                                                             Actual
                                                             ------
Operating Activities

Net loss                                                     $    (5,576)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation and amortization                                   877
     Changes in operating assets and liabilities:
       Decrease (Increase) in accounts receivable                    858
       Increase in inventories                                    (3,670)
       Increase in prepaid expenses and other assets                  60
       Increase in accounts payable, accrued expenses,
         taxes and sundry liabilities                              3,180
                                                             -----------
Net cash used in operating activities                             (4,271)
                                                             -----------
Investing activities
Additions to property, plant and equipment (Net)                     (32)
                                                             -----------
Net cash used in investing activities                                (32)
                                                             -----------
Financing activities
Net borrowings under revolving credit loans                        4,211
                                                             -----------
Net cash provided by financing activities                          4,211
                                                             -----------
Decrease in cash                                             $       (92)
Cash and Cash Equivalents at beginning of year                     6,321
                                                             -----------
Cash and Cash Equivalents at end of period                   $     6,229
                                                             -----------
                                                             -----------

Subject to audit adjustments, including finalization on intangibles and restructuring charges.